UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

GOVERNMENT SECURITIES FUND

FORM N-Q

MARCH 31, 2011

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of investments (unaudited)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 73.3%
FHLMC - 6.9%
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	7/1/20	$12,119	$13,598
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	576,402	657,120
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/18/26	7,100,000	7,123,295	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.659%	2/1/32	143,227	150,869	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.624%	4/1/32	973,613	984,363	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.748%	5/1/32	481,835	487,139	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.628%	7/1/32	217,560	227,919	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/33	1,287,347	1,353,158
Federal Home Loan Mortgage Corp. (FHLMC)	2.779%	4/1/34	1,761,264	1,849,222	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.683%	12/1/36	222,014	235,450	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	6.093%	1/1/37	350,960	375,133	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.708%	2/1/37	104,513	110,868	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	6.191%	2/1/37	103,772	109,875	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.747%	4/1/37	516,879	548,428	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.571%	5/1/37	683,839	727,091	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.774%	5/1/37	251,315	267,036	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.872%	5/1/37	261,266	277,319	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.537%	12/1/37	480,497	513,140	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	9/1/40	9,782,192	9,955,178
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	5/1/11-7/1/32	1,408,738	1,619,174
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/16-4/1/37	2,744,410	3,060,661
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17-1/1/32	1,307,511	1,428,837
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	12/1/19	4,325	4,634
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	7/1/21-11/1/35	4,277,276	4,626,524
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	9/1/33	4,553,070	4,785,830

Total FHLMC				41,491,861

FNMA - 38.1%
Federal National Mortgage Association (FNMA)	7.000%	5/1/11-9/1/34	19,322,968	22,237,947
Federal National Mortgage Association (FNMA)	12.500%	9/20/15-1/1/16	3,734	4,285
Federal National Mortgage Association (FNMA)	12.000%	1/1/16-1/15/16	15,299	17,708
Federal National Mortgage Association (FNMA)	5.500%	5/1/16-12/1/36	36,248,310	38,972,158
Federal National Mortgage Association (FNMA)	6.500%	7/1/16-2/1/36	7,619,181	8,584,879
Federal National Mortgage Association (FNMA)	5.000%	2/1/18-12/1/18	1,507,293	1,614,089
Federal National Mortgage Association (FNMA)	8.500%	8/1/19-10/1/30	294,198	344,802
Federal National Mortgage Association (FNMA)	11.500%	9/1/19	100	108
Federal National Mortgage Association (FNMA)	10.500%	8/1/20	5,521	6,405
Federal National Mortgage Association (FNMA)	3.500%	4/18/26-4/13/41	11,000,000	10,866,402	(a)
Federal National Mortgage Association (FNMA)	7.500%	8/1/28-4/1/32	935,027	1,086,549
Federal National Mortgage Association (FNMA)	6.000%	2/1/29-2/1/37	10,045,015	11,042,304
Federal National Mortgage Association (FNMA)	2.551%	6/1/32	87,383	87,998	(b)
Federal National Mortgage Association (FNMA)	2.039%	1/1/35	1,431,668	1,495,492	(b)
Federal National Mortgage Association (FNMA)	2.503%	1/1/35	929,930	972,434	(b)
Federal National Mortgage Association (FNMA)	2.040%	2/1/35	518,795	542,834	(b)
Federal National Mortgage Association (FNMA)	2.044%	2/1/35	817,185	850,557	(b)
Federal National Mortgage Association (FNMA)	5.288%	9/1/35	2,304,187	2,453,914	(b)
Federal National Mortgage Association (FNMA)	3.259%	2/1/36	1,360,535	1,427,719	(b)
Federal National Mortgage Association (FNMA)	5.800%	6/1/36	448,696	471,946	(b)
Federal National Mortgage Association (FNMA)	5.708%	7/1/37	720,892	768,274	(b)
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-4/1/38	5,969,422	6,090,839
Federal National Mortgage Association (FNMA)	4.500%	4/13/41-5/12/41	12,700,000	12,901,046	(a)
Federal National Mortgage Association (FNMA)	5.000%	4/13/41-5/12/41	39,500,000	41,258,630	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Federal National Mortgage Association (FNMA)	5.500%	4/13/41-5/12/41	$12,300,000	$13,117,106	(a)
Federal National Mortgage Association (FNMA)	6.000%	4/13/41-5/12/41	32,500,000	35,315,070	(a)
Federal National Mortgage Association (FNMA)	6.500%	4/13/41	12,600,000	14,123,819	(a)
Federal National Mortgage Association (FNMA)	4.000%	5/12/41	1,000,000	980,625	(a)

Total FNMA				227,635,939

GNMA - 28.3%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	146,352	174,399
Government National Mortgage Association (GNMA)	7.000%	2/15/28-3/15/36	12,386,184	14,341,871
Government National Mortgage Association (GNMA)	7.500%	4/15/29-10/15/31	352,781	411,418
Government National Mortgage Association (GNMA)	6.500%	10/15/31-10/20/37	5,009,253	5,645,592
Government National Mortgage Association (GNMA)	6.000%	11/15/32	1,598,598	1,769,032
Government National Mortgage Association (GNMA)	5.000%	9/15/33-9/20/40	21,747,250	23,155,744
Government National Mortgage Association (GNMA)	4.500%	2/15/40-3/15/40	7,977,543	8,259,261
Government National Mortgage Association (GNMA)	4.000%	4/20/41	8,100,000	8,098,736	(a)
Government National Mortgage Association (GNMA)	4.500%	4/20/41-5/18/41	49,100,000	50,427,652	(a)
Government National Mortgage Association (GNMA)	5.000%	4/20/41	21,200,000	22,492,285	(a)
Government National Mortgage Association (GNMA)	5.500%	4/20/41	10,400,000	11,238,500	(a)
Government National Mortgage Association (GNMA)	6.000%	4/20/41	1,500,000	1,642,500	(a)
Government National Mortgage Association (GNMA)	6.500%	4/20/41	13,500,000	15,141,087	(a)
Government National Mortgage Association (GNMA)	1.404%	8/20/58	139,613	139,177	(b)
Government National Mortgage Association (GNMA)	2.089%	6/20/60	5,820,579	6,163,411	(b)

Total GNMA				169,100,665

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $429,191,921)				438,228,465

ASSET-BACKED SECURITIES - 3.2%
Aames Mortgage Investment Trust, 2005-3 A1	0.400%	8/25/35	9,322	9,302	(b)(c)
ACE Securities Corp., 2004-OP1 M1	1.030%	4/25/34	1,451,111	1,167,622	(b)
ACE Securities Corp., 2005-SD3 A	0.650%	8/25/45	194,117	183,686	(b)
ACE Securities Corp., 2006-GP1 A	0.380%	2/25/31	144,688	116,325	(b)
ACE Securities Corp., 2006-SD1 A1B	0.600%	2/25/36	566,503	524,073	(b)
ACE Securities Corp., 2006-SL2 A	0.420%	1/25/36	1,210,316	58,527	(b)
Ameriquest Mortgage Securities Inc., 2004-R7 A6	0.620%	8/25/34	304,121	296,979	(b)
Argent Securities Inc., 2004-W6 AF	3.623%	5/25/34	1,266,988	1,190,537
Bayview Financial Acquisition Trust, 2006-B 2A4	0.518%	4/28/36	913,418	658,065	(b)
Compucredit Acquired Portfolio Voltage Master Trust, 2006-1A A1	0.425%	9/15/18	1,695,447	1,554,358	(b)(c)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	102,387	85,696	(b)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.580%	7/25/36	1,326,028	815,726	(b)(c)
Countrywide Home Equity Loan Trust, 2004-I A	0.545%	2/15/34	819,330	513,190	(b)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.395%	7/15/36	234,193	153,359	(b)
Countrywide Home Equity Loan Trust, 2007-GW A	0.805%	8/15/37	286,161	242,315	(b)
EMC Mortgage Loan Trust, 2006-A A1	0.700%	12/25/42	1,893,743	1,266,914	(b)(c)(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.460%	11/25/36	523,252	300,125	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Government National Mortgage Association (GNMA)	6.340%	12/31/41	$19,333,333	$3,069,167	(d)
GSAMP Trust, 2003-SEA A1	0.650%	2/25/33	215,008	168,173	(b)
GSAMP Trust, 2006-S4 A1	0.340%	5/25/36	127,789	14,599	(b)
Indymac Seconds Asset Backed Trust, 2006-A A	0.380%	6/25/36	410,471	45,487	(b)
Lehman XS Trust, 2005-5N 3A1A	0.550%	11/25/35	610,540	475,874	(b)
Lehman XS Trust, 2006-GP4 3A1A	0.320%	8/25/46	0	0	(b)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.075%	9/25/31	967,953	746,395	(b)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.400%	3/25/36	674,833	168,216	(b)
Nelnet Student Loan Trust, 2008-4 A4	1.783%	4/25/24	1,030,000	1,059,100	(b)
New Century Home Equity Loan Trust, 2003-B M2	1.900%	11/25/33	37,129	31,158	(b)
Novastar Home Equity Loan, 2003-2 A2	0.930%	9/25/33	1,105,073	1,027,684	(b)
RAAC Series, 2006-RP2 A	0.500%	2/25/37	123,380	91,589	(b)(c)
RAAC Series, 2006-RP3 A	0.520%	5/25/36	1,701,701	1,094,387	(b)(c)
Renaissance Home Equity Loan Trust, 2003-3 A	0.750%	12/25/33	824,465	709,942	(b)
Residential Funding Securities LLC, 2003-RP2 A1	0.700%	6/25/33	238,147	202,506	(b)(c)
SACO I Trust, 2006-4 A1	0.420%	3/25/36	569,296	203,594	(b)
SACO I Trust, 2006-6 A	0.510%	6/25/36	855,291	276,778	(b)
SACO I Trust, 2006-7 A1	0.380%	7/25/36	178,998	57,865	(b)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.930%	1/25/33	429,595	369,847	(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.360%	2/25/36	850,430	18,431	(b)(c)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.680%	3/25/37	429,615	378,953	(b)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $27,252,709)				19,346,544

COLLATERALIZED MORTGAGE OBLIGATIONS - 24.7%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.520%	2/25/36	1,011,360	564,625	(b)
American Home Mortgage Assets, 2006-3 3A12	0.440%	10/25/46	2,005,657	1,185,726	(b)
American Home Mortgage Assets, 2006-6 A1A	0.440%	12/25/46	1,557,453	858,293	(b)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.930%	9/25/34	424,225	357,421	(b)
Bear Stearns ARM Trust, 2005-12 11A1	3.134%	2/25/36	223,336	157,535	(b)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.500%	6/25/38	1,147,390	705,645	(b)(c)(d)
Countrywide Alternative Loan Trust, 2004-6CB A	0.540%	5/25/34	1,192,343	1,021,941	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.510%	7/25/35	504,158	347,472	(b)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.602%	7/20/35	123,183	77,121	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.484%	7/20/35	1,379,716	918,010	(b)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.580%	10/25/35	540,990	343,110	(b)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.584%	11/20/35	138,595	86,900	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.634%	11/20/35	138,595	37,757	(b)
Countrywide Alternative Loan Trust, 2005-72 A1	0.520%	1/25/36	88,547	58,740	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.550%	1/25/36	729,488	459,635	(b)
Countrywide Alternative Loan Trust, 2006-OA9 2A1B	0.454%	7/20/46	527,505	237,505	(b)
Countrywide Home Loan, 2003-HYB1 1A1	2.768%	5/19/33	137,499	130,589	(b)
Countrywide Home Loan, 2003-J10 1A2	5.250%	11/25/33	185,395	185,334
Countrywide Home Loans, 2004-R1 1AF	0.650%	11/25/34	637,831	575,883	(b)(c)
Countrywide Home Loans, 2004-R2 1AF1	0.670%	11/25/34	315,677	280,582	(b)(c)
Countrywide Home Loans, 2005-R3 AF	0.650%	9/25/35	1,797,311	1,615,606	(b)(c)
Countrywide Home Loans, 2006-R2 AF1	0.670%	7/25/36	1,118,150	1,009,430	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.550%	5/25/35	325,113	213,495	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.610%	3/25/35	157,076	135,230	(b)(c)
CS First Boston Mortgage Securities Corp., Whole Loan, 2002-10 2A1	7.500%	5/25/32	561,522	592,585
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.214%	6/26/35	2,020,000	1,961,445	(b)(c)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.811%	2/25/48	1,499,701	1,502,923	(b)(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	$121,832	$125,263
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	6,338,447	6,826,969
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	1,200,000	1,170,279
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.244%	4/25/20	5,557,993	420,368	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.687%	6/25/20	4,082,057	412,527	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1	1.521%	8/25/20	22,203,107	2,031,647	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	487,358	48,768
Federal National Mortgage Association (FNMA), 2004-100 FA	0.450%	1/25/35	3,062,872	3,046,471	(b)
Federal National Mortgage Association (FNMA), 2010-110 AE	9.750%	11/25/18	4,255,413	4,978,579
Federal National Mortgage Association (FNMA), 2011-15 AB	9.750%	8/25/19	2,921,002	3,377,863
Government National Mortgage Association (GNMA), 2002-57 FK	0.754%	8/16/32	2,143,501	2,154,930	(b)
Government National Mortgage Association (GNMA), 2003-24 S	6.287%	3/16/33	3,001,471	427,521	(b)
Government National Mortgage Association (GNMA), 2003-42 SE	6.347%	1/16/30	3,666,068	552,295	(b)
Government National Mortgage Association (GNMA), 2004-11 SA	5.247%	2/20/34	4,596,460	416,067	(b)
Government National Mortgage Association (GNMA), 2004-5 PS	6.697%	2/20/33	9,000,000	1,177,737	(b)
Government National Mortgage Association (GNMA), 2004-59 FP	0.554%	8/16/34	3,501,640	3,498,200	(b)
Government National Mortgage Association (GNMA), 2004-81 SK	5.947%	10/16/34	3,860,985	539,271	(b)
Government National Mortgage Association (GNMA), 2005-13 SA	6.547%	2/20/35	5,600,546	900,139	(b)
Government National Mortgage Association (GNMA), 2005-3 SJ	5.847%	1/20/35	5,216,645	716,861	(b)
Government National Mortgage Association (GNMA), 2006-25 SI	6.447%	5/20/36	4,429,690	631,998	(b)
Government National Mortgage Association (GNMA), 2007-17 IB	5.997%	4/20/37	17,602,941	2,639,255	(b)
Government National Mortgage Association (GNMA), 2007-18 S	6.547%	4/16/37	7,247,142	1,154,826	(b)
Government National Mortgage Association (GNMA), 2007-26 SL	6.547%	5/16/37	5,104,822	830,024	(b)
Government National Mortgage Association (GNMA), 2007-57 SI	6.487%	3/20/37	13,124,739	1,739,226	(b)
Government National Mortgage Association (GNMA), 2008-47 S	7.447%	6/16/38	5,631,077	918,037	(b)
Government National Mortgage Association (GNMA), 2009-106 KS	6.150%	11/20/39	18,145,672	2,240,426	(b)
Government National Mortgage Association (GNMA), 2009-41 PI	4.500%	9/16/37	61,428,696	9,404,758
Government National Mortgage Association (GNMA), 2009-H01 FA	1.404%	11/20/59	1,333,346	1,355,426	(b)(d)
Government National Mortgage Association (GNMA), 2010-102 IO	1.775%	6/16/52	11,947,448	1,003,680	(b)
Government National Mortgage Association (GNMA), 2010-118 IO	1.867%	4/16/53	24,890,207	2,126,940	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Government National Mortgage Association (GNMA), 2010-13 IO	1.155%	11/16/51	$74,222,432	$4,024,444	(b)
Government National Mortgage Association (GNMA), 2010-14 SC, IO	4.539%	8/20/35	699,960	93,562	(b)
Government National Mortgage Association (GNMA), 2010-14 SX	6.197%	2/16/40	13,771,193	1,761,407	(b)
Government National Mortgage Association (GNMA), 2010-166 JI	4.500%	10/20/36	8,562,521	1,444,502
Government National Mortgage Association (GNMA), 2010-168 PI	4.500%	11/20/39	50,739,300	10,437,165
Government National Mortgage Association (GNMA), 2010-31 SD	6.297%	5/20/33	7,212,287	1,139,730	(b)
Government National Mortgage Association (GNMA), 2010-31 SG	6.347%	9/16/33	11,227,793	1,927,682	(b)
Government National Mortgage Association (GNMA), 2010-31 SL	5.847%	11/16/34	4,399,068	653,354	(b)
Government National Mortgage Association (GNMA), 2010-4 SI	5.847%	11/16/34	9,544,851	1,410,082	(b)
Government National Mortgage Association (GNMA), 2010-59 LB	4.500%	10/20/39	3,700,000	3,746,449
Government National Mortgage Association (GNMA), 2010-6 SG	6.147%	1/16/40	7,039,942	877,142	(b)
Government National Mortgage Association (GNMA), 2010-61 SK	5.747%	5/16/40	8,545,307	1,091,804	(b)
Government National Mortgage Association (GNMA), 2010-H02 FA	0.941%	2/20/60	6,698,596	6,734,166	(b)(d)
Government National Mortgage Association (GNMA), 2011-40 SA	5.870%	2/16/36	18,400,000	2,762,260	(b)
Greenpoint Mortgage Funding Trust, 2006-AR4 A1A	0.350%	9/25/46	25,356	24,604	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	4.148%	6/25/34	2,842,607	2,751,861	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.600%	1/25/35	2,352,204	2,035,820	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.600%	9/25/35	299,341	257,687	(b)(c)
Harborview Mortgage Loan Trust, 2006-7 2A1A	0.454%	9/19/46	838,542	548,485	(b)
IMPAC CMB Trust, 2004-10 3A1	0.950%	3/25/35	899,586	730,043	(b)
IMPAC CMB Trust, 2004-7 1A1	0.990%	11/25/34	958,825	847,256	(b)
IMPAC CMB Trust, 2007-A A	0.500%	5/25/37	316,612	266,227	(b)
IMPAC Secured Assets Corp., 2004-3 1A4	1.050%	11/25/34	154,589	148,286	(b)
IMPAC Secured Assets Corp., 2005-2 A1	0.570%	3/25/36	617,491	338,749	(b)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.450%	5/25/36	80,227	38,275	(b)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.747%	3/25/35	359,636	308,769	(b)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.155%	10/25/35	1,142,790	941,069	(b)
Luminent Mortgage Trust, 2006-4 A1A	0.440%	5/25/46	349,369	196,930	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.589%	12/25/34	25,058	19,548	(b)
MASTR Adjustable Rate Mortgages Trust, 2006- OA1 1A1	0.460%	4/25/46	298,410	168,680	(b)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.450%	5/25/47	369,464	211,942	(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.476%	5/25/36	1,250,722	1,118,908	(b)(c)
Morgan Stanley Capital I, 1999-LIFE E	6.957%	4/15/33	403,952	403,593	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.947%	8/25/34	411,034	341,834	(b)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.320%	6/25/36	75,735	37,736	(b)
Nomura Asset Acceptance Corp., 2004-R1 A1	6.500%	3/25/34	136,829	139,225	(c)
Nomura Asset Acceptance Corp., 2004-R2 A1	6.500%	10/25/34	198,685	202,480	(b)(c)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.440%	9/25/46	604,590	393,091	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Prime Mortgage Trust, 2006-CL1 A1	0.750%	2/25/35	$739,110	$606,320	(b)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	2,764,737	2,566,144	(c)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.763%	5/25/35	86,121	75,119	(b)
Structured ARM Loan Trust, 2004-10 3A2	2.635%	8/25/34	2,835,720	2,744,120	(b)
Structured ARM Loan Trust, 2004-17 A1	1.214%	11/25/34	176,783	163,806	(b)
Structured ARM Loan Trust, 2005-11 3A	2.639%	5/25/35	2,996,435	2,478,416	(b)
Structured ARM Loan Trust, 2005-2 A2	0.500%	2/25/35	444,878	331,165	(b)
Structured ARM Loan Trust, 2005-5 A3	0.480%	5/25/35	183,897	168,765	(b)
Structured Asset Mortgage Investments Inc., 2006- AR6 1A1	0.430%	7/25/46	388,170	231,759	(b)
Structured Asset Securities Corp., 2003-26A 3A5	2.604%	9/25/33	1,456,584	1,358,553	(b)
Structured Asset Securities Corp., 2005-RF1 A	0.600%	3/25/35	459,615	396,960	(b)(c)
Structured Asset Securities Corp., 2005-RF2 A	0.600%	4/25/35	1,740,078	1,442,781	(b)(c)
Structured Asset Securities Corp., 2005-RF3 1A	0.600%	6/25/35	694,204	578,184	(b)(c)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.150%	3/25/44	63,840	63,093	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.182%	9/25/37	127,759	126,590	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.174%	9/25/37	132,788	133,725	(b)
Voyager Countywide Delaware Trust, 2009-1 3QB1	0.504%	3/16/30	2,925,024	1,243,072	(b)(c)(e)
WaMu Mortgage Pass-Through Certificates, 2003- AR11 A6	2.718%	10/25/33	5,797,270	5,809,969	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR7 2A	1.272%	7/25/46	478,049	320,913	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.570%	8/25/45	2,008,926	1,725,960	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.540%	10/25/45	158,727	137,651	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.530%	11/25/45	304,490	244,819	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.520%	12/25/45	1,150,089	964,677	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.540%	12/25/45	126,997	102,308	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.042%	6/25/47	748,901	507,424	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.697%	6/25/33	259,928	249,327	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $150,374,011)				147,833,356

			SHARES
PREFERRED STOCKS - 0.2%
FINANCIALS - 0.2%
Thrifts & Mortgage Finance - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		481,075	817,827	*(b)
Federal National Mortgage Association (FNMA)	8.250%		58,275	99,068	*(b)

TOTAL PREFERRED STOCKS (Cost - $4,079,750)				916,895

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $610,898,391)				606,325,260

			FACE AMOUNT
SHORT-TERM INVESTMENTS - 37.3%
U.S. Government Agencies - 28.5%
Federal Home Loan Bank (FHLB), Discount Notes	0.301%	7/15/11	19,500,000	19,494,306	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.220%	4/5/11	20,000,000	19,999,511	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.230%	4/19/11	20,000,000	19,997,700	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	6/22/11	1,500,000	1,499,727	(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	8/17/11	$1,500,000	$1,499,310	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	11/1/11	55,500,000	55,443,945	(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.235%	4/25/11	7,500,000	7,498,825	(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.100 - 0.250%	5/9/11	23,144,000	23,138,266	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.185%	5/11/11	569,000	568,883	(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.190%	5/16/11	6,000	5,998	(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.150 - 0.291%	8/8/11	21,000,000	20,990,970	(f)

Total U.S. Government Agencies (Cost - $170,103,545)				170,137,441

U.S. Government Obligations - 0.8%
U.S. Treasury Bills (Cost - $4,996,116)	0.238%	7/28/11	5,000,000	4,998,410	(f)

Repurchase Agreements - 8.0%
Morgan Stanley tri-party repurchase agreement dated 3/31/11; Proceeds at maturity - $47,663,146; (Fully collateralized by various U.S. government agency obligations, 0.193% to 5.550% due 4/21/11 to 9/2/25; Market value - $48,616,335) (Cost - $47,663,000)	0.110%	4/1/11	47,663,000	47,663,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $222,762,661)				222,798,851

TOTAL INVESTMENTS - 138.7% (Cost - $833,661,052#)				829,124,111
Liabilities in Excess of Other Assets - (38.7)%				(231,323,435)

TOTAL NET ASSETS - 100.0%				$597,800,676

*	Non-income producing security.

(a)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Rate shown represents yield-to-maturity.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Government Securities Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$438,228,465	—	$438,228,465
Asset-backed securities	—	15,010,463	$4,336,081	19,346,544
Collateralized mortgage obligations	—	139,038,119	8,795,237	147,833,356
Preferred stocks	$916,895	—	—	916,895

Total long-term investments	$916,895	$592,277,047	$13,131,318	$606,325,260

Short-term investments†	—	222,798,851	—	222,798,851

Total investments	$916,895	$815,075,898	$13,131,318	$829,124,111

Other financial instruments:

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts	$107,249	—	—	$107,249
Total return swaps	—	$628,683	—	628,683

Total other financial instruments	$107,249	$628,683	—	$735,932

Total	$1,024,144	$815,704,581	$13,131,318	$829,860,043

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$192,666	—	—	$192,666

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of December 31, 2010	—	$8,118,625	$8,118,625
Accrued premiums/discounts	—	—	—
Realized gain(loss)(1)	—	(512)	(512)
Change in unrealized appreciation (depreciation)(2)	—	20,776	20,776
Net purchases (sales)	$3,069,167	(49,297)	3,019,870
Transfers into Level 3	1,266,914	705,645	1,972,559
Transfers out of Level 3	—	—	—

Balance as of March 31, 2011	$4,336,081	$8,795,237	$13,131,318

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011(2)	—	$20,776	$20,776

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts, if any, are identified in the Schedule of Investments.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying

Notes to Schedule of Investments (unaudited) (continued)

debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,116,016
Gross unrealized depreciation	(20,652,957)

Net unrealized depreciation	$(4,536,941)

At March 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 5-Year Notes	251	6/11	$29,284,918	$29,314,055	$29,137
U.S. Treasury 10-Year Notes	283	6/11	33,731,717	33,685,844	(45,873)
U.S. Treasury Ultra Long-Term Bonds	21	6/11	2,516,701	2,594,813	78,112

					$61,376

Contracts to Sell:
U.S. Treasury 2-Year Notes	466	6/11	101,529,064	101,646,250	(117,186)
U.S. Treasury 30-Year Bonds	45	6/11	5,378,830	5,408,437	(29,607)

					$(146,793)

Net unrealized loss on open futures contracts					$(85,417)

At March 31, 2011, the Fund held TBA securities with a total cost of $235,993,879.

At March 31, 2011, the Fund held the following open swap contracts:

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$80,000,000	6/1/11	1-Month LIBOR	GNMA Fixed Index	—	$534,706	*
Goldman Sachs Group Inc.	8,459,183	1/12/39	1-Month LIBOR	Markit IOS FNMA Index	—	93,977

Total	$88,459,183				—	$628,683

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Swap is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$107,249	($192,666)	$628,683	$543,266

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$58,874,815

Futures contracts (to sell)	290,767,483

Average Notional Balance
Total return swap contracts	$136,010,520

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 24, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	May 24, 2011